111 West Monroe Street Chicago, IL 60603-4080 T 312.845.3000 F 312.701.2361 www.chapman.com

January 22, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: SmartTrusts 447, 449, 451, 456, 457, 458, 459 and 460 (the “Funds”)

Ladies/Gentlemen:

Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the Funds.

Very truly yours,

Chapman and Cutler LLP

Enclosure

SmartTrusts 447, 449, 451, 456, 457, 458, 459 and 460

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the following is added after the table in the fourth paragraph under “Public Offering—Distribution of Units”:

“The above table applies to unit sales prior to April 1, 2020. For unit sales on or after April 1, 2020, the additional concession is based on total initial offering period sales of eligible trusts during a calendar quarter as set forth in the following table:

Initial Offering Period Sales During Calendar Quarter	Volume Concession
$25,000,000 but less than $100,000,000	0.035%
$100,000,000 but less than $150,000,000	0.050
$150,000,000 but less than $250,000,000	0.075
$250,000,000 but less than $1,000,000,000	0.100
$1,000,000,000 but less than $5,000,000,000	0.125
$5,000,000,000 but less than $7,500,000,000	0.150
$7,500,000,000 or greater	0.175

For unit sales by UBS Financial Services Inc., this volume concession table will become effective immediately and apply to initial offering period sales of eligible trusts on and after the date of this supplement.

Some broker-dealers and other selling firms may limit the compensation they or their representatives receive in connection with unit sales. As a result, certain broker-dealers and other selling firms may waive or refuse payment of all or a portion of the regular concession or agency commission and/or volume concession described in the prospectus and instruct the sponsor to retain such amounts rather than pay or allow the amounts to such firm.

The volume concession examples below are for illustrative purposes only and relate to the levels in the first volume concession table.”

Supplement Dated: January 22, 2020